Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

 ("Separate Account")

Supplement to:

UniVar

Prospectus Dated May 1, 2007

Supplement Dated May 1, 2014

1.    Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Fidelity® VIP Equity-Income Portfolio, Initial Class [1,3]	Index: S&P 500® Index. *
Fidelity® VIP Growth Portfolio, Initial Class [1,3]	Capital appreciation.
Fidelity® VIP High Income Portfolio, Initial Class [1,3]	Income and growth.
Fidelity® VIP Money Market Portfolio, Initial Class [2,3]	Current income.
Fidelity® VIP Overseas Portfolio, Initial Class [1,3]	Long-term growth.
Subadvisers: (1) FMR Co., Inc.; (2) Fidelity Investments Money Management, Inc.; and (3) other investment advisers serve as sub-advisers for the fund.

*

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

2.    Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2013.

3.    The Legal Proceedings section in your prospectus is deleted and replaced with the following:

Legal Proceedings

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business.  Certain of the proceedings we are involved in assert claims for substantial amounts.  While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on any or all of the above.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-745-1112.

IN 1792  5-14